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<Employee Meeting> – Sept. 8, 2010 1
Employee Meeting
Microtune Acquisition
September 8, 2010
Exhibit 99.2

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<Employee Meeting> – Sept. 8, 2010 2
Forward-Looking Statements
This presentation includes forward-looking statements regarding the proposed transaction between Zoran
Corporation and Microtune, Inc., including without limitation statements regarding Zoran’s expectations regarding the transaction’s effects on its financial results, statements regarding the timing and likelihood of closing the proposed transaction and statements regarding the benefits of the proposed transaction.  Many risks and uncertainties could cause actual results or events to differ materially from those contained in these forward-looking statements, including without limitation risks and uncertainties associated with: the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the anticipated benefits of the transaction; general economic conditions affecting the consumer electronics industry;
and litigation or regulatory matters involving antitrust or other issues that could affect the closing of the transaction.
Please refer to the discussion of these risks and uncertainties under the caption “Risk Factors” and elsewhere in
Forms 10-K, 10-Q and 8-K filed by Zoran Corporation and Microtune, Inc. with the Securities and Exchange
Commission for further information regarding risks and uncertainties that could cause actual results or events to
differ materially from those contained in the forward-looking statements included in this press release.   Zoran and
the Zoran logo are trademarks or registered trademarks of Zoran Corporation and/or its subsidiaries in the United
States and/or other countries. All other brands or names may be claimed as property of others.

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<Employee Meeting> – Sept. 8, 2010 3
Additional Information
Additional Information and Where to Find It
Microtune is expected to file with the Securities and Exchange Commission (the “SEC”) a proxy statement relating to the solicitation of proxies from Microtune’s stockholders in connection with the proposed merger transaction, and may file other documents with the SEC regarding the proposed merger transaction.  BEFORE MAKING ANY VOTING DECISION, MICROTUNE’S
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER
DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
THE PROPOSED MERGER TRANSACTION.  Microtune’s stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as such other documents, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC.  Microtune’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and such other documents when they become available by directing a request by mail or telephone to Microtune, Inc., 2201
10th Street, Plano, Texas  75074, Attention: Investor Relations Department, (972) 673-1850.
Participants in the Solicitation
Zoran and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction.  Information regarding
Zoran’s directors and officers is available in Zoran’s proxy statement for its 2010 annual meeting of stockholders and Zoran’s 2009 Annual Report on Form 10-K, which were filed with the SEC on April
29, 2010 and March 1, 2010, respectively. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger transaction will be included in the proxy statement expected to be filed by Microtune with the SEC.

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<Employee Meeting> – Sept. 8, 2010 4
What are we announcing?
Zoran to acquire Microtune, a leader in
Silicon Tuner and RF technology
Microtune products are used
in Digital Television and Set-top-Box

Merger creates a powerhouse technology company with
strong RF, analog and digital engineering capabilities
How We Fit Together?
Offers a broader product portfolio for our customers
Tuners, Demods and Back-End SoCs
New integration opportunities strengthen future products
Combined technical team of more than 1000 engineers
to innovate advanced technologies and solutions
The merger adds the next blocks in the system to
offer a complete end-to-end solution
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<Employee Meeting> – Sept. 8, 2010 5

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<Employee Meeting> – Sept. 8, 2010 6
CMOS Tuners
New Family
Demodulators
New MT886x
Broad range of market-proven products for TV and STB
Rich portfolio: Tuners, Demods, RF-to-Digital Converters
Specialized team experienced in RF and digital technologies
Strong base of industry-leading customers:  ARRIS, ADB, Cisco, Motorola,
Panasonic, Samsung
Global operations and infrastructure - about 270 worldwide employees
Design centers in Dallas (HQ), Germany and Shanghai
Local customer support: US, Europe, China, Taiwan, Japan and Korea
Who Is Microtune?
Leading global supplier of RF Silicon Tuners
MicroDigitizers
New MT3511
MicroReceivers
New MT3141
RF-to-Baseband
Integrated Tuner +
Analog Demod
RF analog with
Analog-to-Digital
Converter
Tuners
16 Products
Highly integrated
all-digital tuners
for cable TV
CTTB- complaint
solutions for China
DTV
Demodulators
2 Products
Digital
Demodulators
RF analog,
digital and
hybrid
Family of New Products Current Portfolio

Target Applications Broadcast Type
Cable
Transmission
Data/Voice
Cable Modems
Terrestrial (Off-Air)
Transmission
Cable Set-Top
Boxes
Digital TV
Automotive
In-Car TV
Car
Radio
Microtune Products
Tuners Transform RF Signals into Digital Video, Audio and Data
Tuners Control the Quality of the User Experience
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<Employee Meeting> – Sept. 8, 2010 7

CISCO
SAMSUNG
ARRIS
Motorola
Panasonic
Hitron Technologies Inc.
HUMAX
NETGEAR
Connect with Innovation
ADB
ubee
COSHIP
DIGI

SAMSUNG
ECHOSTAR
PACE
CISCO
TiVo
Hauppauge!
AVerMedia
hp
acer
YUAN
TERRATEC

DELPHI
Automotive Systems
Audi
HIRSCHMANN
BMW
Freude am Fahren
BECKER
A Harman International Company
BYD
CITROËN
LEAR CORPORATION
JAGUAR
HONDA
MAGNETI MARELLI
Maserati
MAS
Panasonic
Mercedes-Benz
PILKINGTON
Smart Glass
VW

ZORAN

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Microtune Technology Deployed by Industry Leaders
Auto Radio & TV
Cable Modems  & Set-Tops DTV  & Peripherals

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<Employee Meeting> – Sept. 8, 2010 9
Transaction Overview
Zoran to acquire Microtune for $166 million
$84 million, net of cash
Deal expected to close Q4’10
Microtune will become the Zoran Broadband Receiver
Business Unit
Operating under Zoran’s Home Entertainment Division
Responsible for development and marketing of Tuner and Receiver products for Digital Television and Set-top-box
Strategic benefits
Competitive advantage with integrated Tuner, Demod and SoC
End-to-End solution, support and qualification service
Offer receivers and communication devices to address the emerging home connected era

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<Employee Meeting> – Sept. 8, 2010 10
General Timeline
Phase I - Planning
Led by Integration Team
Planning all aspects of the new, combined company
Both companies continues business as usual
Phase II - Integration
Starts immediately after deal closes
Gradually work as a single company
Goal to complete most integration tasks within 90 days
September
Q4 ‘10
Phase I Phase II  - Integration

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<Employee Meeting> – Sept. 8, 2010 11
What happens prior to Close?
Series of calls and visits are planned to inform
customers, partners and suppliers on both sides
“Business as usual”
We expect minimal disruptions to our operations, customer’s
business and product flow
We will continue to execute on our business plan
Your action:
Continue to support customers and partners with the same high levels of quality and commitment
Continue to deal with our long-term vendors as usual

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<Employee Meeting> – Sept. 8, 2010 12
Zoran and Microtune to join forces to become a bigger and more competitive player in the markets we serve
Deliver cutting-edge integrated systems for STB and DTV markets
Complementary customer bases enabling multiple cross-selling opportunities
Full service  - One Stop Shop for our customers
Deliver flexible platform solutions for global markets
Exciting New Opportunities
Vision: To be the Recognized Leader
of SOC Solutions for Home Entertainment